Exhibit 10.4



                               AMENDMENT NO. 1 TO
                            STOCK PURCHASE AGREEMENT

                  THIS AMENDMENT NO 1. TO THE STOCK PURCHASE AGREEMENT (this "Amendment") is made as of this 9th day of February, 2005 by and among Neurologix, Inc., a Delaware corporation (the "Company"), and Copper Spire Fund Portfolio, an entity organized under the laws of Ireland ("Buyer"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Stock Purchase Agreement (the "Agreement"), dated as of February 4, 2005, by and among the Company, Merlin Biomed Long Term Appreciation Fund LP, a Delaware limited partnership, and Merlin Biomed Offshore Master Fund LP, a Cayman Islands limited partnership (the "Lead Purchasers").

                  WHEREAS, on February 4, 2005, the Company entered into the Agreement with the Lead Purchasers;

                  WHEREAS, Section 9.1(b) of the Agreement provides that, without the prior written consent of any Purchaser, on or before April 15, 2005, the Company may amend the Agreement to add Additional Purchasers of Shares and Warrants and that any such amendment shall be effective upon the execution of the Agreement and the other Transaction Documents by such Additional Purchaser;

                  WHEREAS, the Agreement further provides that each Additional Purchaser shall be deemed a Purchaser for all purposes under the Agreement and the Transaction Documents and shall be subject to all of the obligations and receive all of the rights and benefits hereunder and thereunder;

                  WHEREAS, Buyer desires to purchase from the Company 335,000 Shares and Warrants to purchase 83,750 Shares, pursuant to the terms of the Agreement and the other Transaction Documents;

                  NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Amendments.

         (a) Pursuant to Section 9.1(b) of the Agreement, the parties hereto hereby agree to amend the Agreement to add Buyer as an Additional Purchaser. Buyer hereby agrees to become an Additional Purchaser under the Agreement and to be bound thereby in all respects.

         (b) Notwithstanding Section 1(a), Buyer hereby agrees that the adjustment pursuant to Section 2.3 of the Agreement shall apply only to the Lead Purchasers and the Company shall not be required to issue any shares of Common Stock to Buyer pursuant to Section 2.3 of the Agreement.

         (c) Exhibit A of the Agreement is hereby amended and supplemented to include the information regarding Buyer set forth in Exhibit A to this Amendment.

         2. No Other Amendment. Except as expressly specified in Section 1 hereto, no provision of the Agreement is amended or modified by this Amendment.

         3. Governing Law. This Amendment shall be governed by the governing law provisions set forth in the Agreement.

         4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the day and year set forth below.

                                     NEUROLOGIX, INC.


                                     By:  /s/ Mark S. Hoffman
                                        ----------------------------------------
                                     Name:   Mark S. Hoffman
                                     Title:  Secretary and Treasurer
                                     Dated as of:  February 9, 2005


                                     COPPER SPIRE FUND PORTFOLIO

                                     By:  /s/ Scott Sipprelle
                                        ----------------------------------------
                                     Name:   Scott Sipprelle
                                     Title:  Portfolio Manager
                                     Dated as of:  February 9, 2005

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                                                                                                          Exhibit A
                                   PURCHASER

---------------------------------------- -------------- --------------- -------------------- ------------------------
NAME AND ADDRESS                         NUMBER         NUMBER OF
                                          OF SHARES     WARRANTS        PURCHASE PRICE       CLOSING DATE
---------------------------------------- -------------- --------------- -------------------- ------------------------
Copper Spire Fund Portfolio              335,000        83,750          435,500              February 9, 2005
c/o Copper Arch Capital, LLC
565 Fifth Avenue, 11th Floor
New York, New York 10017
Attn:  Michael Manley
Tel: 212 856-0590
Fax: 212 856-0591
---------------------------------------- -------------- --------------- -------------------- ------------------------
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